Exhibit 99.01
ArcSight Achieves Record Revenues for Fourth Quarter and Fiscal Year Ended April 30, 2008
Company posts total revenues of $29.4M for fiscal fourth quarter and guides annual revenue growth of 22 — 26% for fiscal 2009
For the Fourth Quarter:
•	Total Revenue: $29.4M, a 37% increase year-over-year (on a VSOE-adjusted basis)
•	Total Current Deferred Revenue: $36.5M, a 47% increase year-over-year
•	GAAP Net Loss: $1.1M or $0.04 per diluted share
•	Non-GAAP Net Income: $0.6M or $0.02 per diluted share
•	Commission expense on unusually large deferred sales: $1.9M or $0.06 per diluted share
CUPERTINO, CA — June 19, 2008 — ArcSight, Inc. (NASDAQ: ARST), a leading global provider of compliance and security management solutions that protect enterprises and government agencies, today announced financial results for the fourth quarter and fiscal year ended April 30, 2008.
For the fourth quarter of fiscal 2008, ArcSight reported total revenues of $29.4 million compared to total revenues of $25.4 million reported in the fourth quarter of fiscal 2007. Net loss on a GAAP basis for the fourth quarter of fiscal 2008 was $1.1 million, or $0.04 per diluted share, including $143,000 in amortization of intangible assets and $1.5 million in stock-based compensation expense. This compares to a GAAP net income of $3.4 million, or $0.13 per diluted share, reported in the fourth quarter of fiscal 2007, including $130,000 in amortization of intangible assets and $688,000 in stock-based compensation expense. To understand the year over year results, the impact of the historical VSOE-related revenue adjustments needs to be considered. In the fourth quarter of fiscal 2007, revenue was favorably impacted by $4.2 million of historical VSOE adjustments, whereas the fourth quarter of fiscal 2008 only included $0.2 million of such adjustments. The impact of these adjustments need to be considered when comparing both revenue results as well as the net income results for the fourth quarters of fiscal 2007 and 2008.
Non-GAAP net income for the fourth quarter of fiscal 2008 was $0.6 million, or $0.02 per diluted share, excluding the above-mentioned amortization and stock-based compensation charges. This compares to a non-GAAP net income of $4.2 million, or $0.16 per diluted share, reported in the fourth quarter of fiscal 2007, excluding the above-mentioned charges. As mentioned above, revenues in the fourth quarter of fiscal 2007 were favorably impacted by historical VSOE adjustments. ArcSight’s operating expenses for the fourth quarter of fiscal 2008 included sales commissions related to five large sales transactions that were all deferred at the end of the quarter, resulting in $1.9 million of incremental variable cost without the associated revenue benefit, reducing earnings by $0.06 per diluted share.
During the fourth quarter of fiscal 2008, the company generated $2.1 million in cash from operations and closed the fourth quarter with cash and cash equivalents of $71.9 million. The company completed its initial public offering during the fourth quarter, raising net proceeds of $45.9 million, after deducting the underwriting discounts and offering expenses.
For the fiscal year ended April 30, 2008, ArcSight reported total revenues of $101.5 million compared to $69.8 million reported for fiscal 2007. GAAP net loss for fiscal year 2008 was $2.0 million, or $0.08 per diluted share, including $573,000 in amortization of intangible assets and $4.9 million in stock-based compensation expense. This compares to a net loss of $0.3 million, or $0.03 per diluted share, reported for fiscal 2007, including $476,000 in amortization of intangible assets and $1.5 million in stock-based compensation expense.
Non-GAAP net income for the fiscal year ended April 30, 2008 was $3.5 million, or $0.12 per diluted share, excluding the above-mentioned charges. This compares to a non-GAAP net income of $1.7 million, or $0.07 per diluted share, reported for fiscal 2007, excluding the above-mentioned charges.
“We had another record-breaking revenue quarter while also significantly overachieving our expectations in sales bookings, resulting in strong deferred revenue growth. While this positive sales momentum resulted in incremental variable operating expenses in the fourth quarter, it allows us to begin our fiscal 2009 year from a position of strength,” commented Robert W. Shaw, chairman and CEO of ArcSight. “Greater protection against security threats and compliance violations has clearly emerged as a top priority and our unique offering, interoperability and expansive partner networks are driving traction and expansion on a global basis.”
“Our strong business momentum is a result of our continued execution across all market verticals as well as new client wins, an evolving channel partner strategy, and further penetration into the installed base. This strong performance gives us the confidence to invest ahead of the curve to drive strong results in fiscal 2009,” Shaw concluded.
Business Outlook
The following forward-looking statements reflect expectations as of June 19, 2008. Results may be materially different and are affected by the factors detailed in this release and in the ArcSight SEC filings.
First Quarter Expectations — Ending July 31, 2008
Based on current business trends and the visibility the company has from fourth quarter performance, ArcSight expects revenue for the first quarter of fiscal 2009 to be in the range of $26 million to $28 million, representing growth in the range of 31-41% over the same quarter of fiscal 2008.
ArcSight expects non-GAAP net loss for the first quarter of fiscal 2009 to be in the range of $1.8 million to $0.6 million, or ($0.06) to ($0.02) cents per diluted share, which excludes stock-based compensation expense and amortization of intangibles.
Full Year Expectations — Fiscal Year Ending April 30, 2009
For fiscal 2009, ArcSight anticipates revenue in the range of $124 million to $128 million and non-GAAP net income of $6.8 million to $9.0 million, or $0.20 to $0.26 cents per diluted share, excluding the above-mentioned charges.
Conference Call and Webcast Information
ArcSight will host a conference call and live webcast to discuss these financial results for investors and analysts at 2:00 p.m. Pacific Time on June 19, 2008. To access the conference call, dial 877-604-9670 for the U.S. or Canada and 719-325-4863 for international callers. The webcast will be available live on the Investor Relations section of the company’s website at www.arcsight.com. An audio replay of the call will also be available to investors by phone beginning at approximately 4:00 p.m. Pacific Time on June 19, 2008 until 11:59 p.m. Pacific Time on June 26, 2008, by dialing 888-203-1112 for the U.S. or Canada or 719-457-0820 for international callers, and entering passcode 6504280. In addition, an archived webcast will be available on the Investor Relations section of the company’s website at www.arcsight.com.
Use of Non-GAAP Financial Measures
ArcSight reports all financial information required in accordance with generally accepted accounting principles (GAAP). To supplement the ArcSight condensed consolidated financial statements presented in accordance with GAAP, ArcSight uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the results of ArcSight operations as determined in accordance with GAAP. The non-GAAP financial measures used by ArcSight include historical non-GAAP net income (loss) and non-GAAP basic and diluted earnings (loss) per share. These non-GAAP financial measures exclude amortization of intangible assets and stock-based compensation from the ArcSight statement of operations.
For a description of these items, including the reasons why management adjusts for them, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Information” as well as the related tables that precede it. ArcSight may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.
ArcSight believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the performance of ArcSight by excluding certain items that may not be indicative of the company’s core business, operating results or future outlook. ArcSight management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing operating results of ArcSight, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the performance of ArcSight to prior periods.
Cautionary Statement Regarding Forward-Looking Statements
This news release contains forward-looking statements, including without limitation those regarding ArcSight’s “Business Outlook” (“First Quarter Expectations — Ending July 31, 2008” and “Full Year Expectations — Fiscal Year Ending April 30, 2009”); the belief of ArcSight that greater protection against security threats and compliance violations has clearly emerged as a top priority for potential customers; the company’s belief that its unique offering, interoperability, and expansive partner networks are driving traction and expansion on a global basis; the company’s belief that its continued execution across all market verticals as well as new client wins, an evolving channel partner strategy, and further penetration into the installed base contribute to strong business momentum; and the company’s belief that its investment ahead of the curve will drive strong results in fiscal 2009. These forward-looking statements are subject to material risks and uncertainties that may cause actual results to differ substantially from expectations. Investors should consider important risk factors, which include: the risk that demand for enterprise risk compliance management solutions may not increase and may decrease; the risk that competitors may be perceived by customers to be better positioned to help handle compliance violations and security threats and protect their businesses from major risk; the risk that the growth of ArcSight may be lower than anticipated; and other risks detailed under the caption “Risk Factors” in the final prospectus for the ArcSight initial public offering filed with the Securities and Exchange Commission (SEC) under Rule 424(b)(4) (Registration File No. 333-145974) and the company’s other filings with the SEC. You can obtain copies of the final prospectus for the ArcSight initial public offering and its other SEC filings on the SEC’s website at www.sec.gov.
The foregoing information represents the company’s outlook only as of the date of this press release, and ArcSight undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, new developments or otherwise.
About ArcSight
ArcSight (NASDAQ: ARST) is a leading global provider of compliance and security management solutions that protect enterprises and government agencies. ArcSight helps customers comply with corporate and regulatory policy, safeguard their assets and processes, and control risk. The ArcSight platform collects and correlates user activity and event data across the enterprise so that businesses can rapidly identify, prioritize, and respond to compliance violations, policy breaches, cybersecurity attacks, and insider threats. For more information, visit www.arcsight.com.
©2008 ArcSight, Inc. All rights reserved. ArcSight and the ArcSight logo are trademarks of ArcSight, Inc.
Investor Relations Contact:
Robert Dougherty
FD Ashton Partners
415-293-4427
robert.dougherty@fdashtonpartners.com

ARCSIGHT, INC.
Consolidated Balance Sheets
(In thousands, except share amounts and par value)

	As of	As of
	April 30,	April 30,
	2008	2007
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$71,946	$16,917
Accounts receivable, net	26,658	15,554
Capitalized software licenses, current	1,900	249
Other prepaid expenses and current assets	3,665	2,207

Total current assets	104,169	34,927
Restricted cash	842	842
Income taxes receivable	391	761
Property and equipment, net	4,834	2,753
Goodwill	5,746	5,746
Acquired intangibles assets, net	2,161	2,734
Capitalized software licenses, non-current	144	394
Other long-term assets	292	833

Total assets	118,579	$48,990

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,115	$2,846
Accrued compensation and benefits	11,864	6,678
Obligations for software licenses	2,222	551
Other accrued liabilities	3,745	3,869
Deferred revenues, current	36,512	24,794

Total current liabilities	57,458	38,738
Deferred revenues, non-current	4,754	4,794
Other long-term liabilities	1,598	328

Total liabilities	63,810	43,860
Stockholders’ equity:
Convertible preferred stock, $0.00001 par value per share, 10,000,000 and 21,601,752 authorized as of April 30, 2008 and 2007, respectively; no shares and 13,032,497 issued and outstanding as of April 30, 2008 and 2007, respectively; aggregate liquidation preference of $0 and $26,918 as of April 30, 2008 and 2007, respectively	—	26,758
Common stock, $0.00001 par value per share; 150,000,000 and 32,500,000 shares authorized as of April 30, 2008 and 2007, respectively; 31,022,190 and 10,620,041 issued and outstanding as of April 30, 2008 and 2007, respectively and 2007, respectively	—	—
Additional paid-in capital	101,574	23,479
Deferred stock-based compensation	(53)	(544)
Accumulated other comprehensive income (loss)	(45)	13
Accumulated deficit	(46,707)	(44,566)

Total stockholders’ equity	54,769	5,130

Total liabilities and stockholders’ equity	$118,579	$48,990

ARCSIGHT, INC.
Consolidated Statement of Operations
(On a GAAP basis)
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended		Fiscal Year Ended
	April 30,	April 30,	April 30,	April 30,
	2008	2007	2008	2007
Revenues:
Products	$18,192	$17,106	$63,765	$43,989
Maintenance	7,980	6,383	27,607	18,762
Services	3,204	1,891	10,173	7,082

Total revenues	29,376	25,380	101,545	69,833
Cost of revenues:
Products	1,466	895	4,767	2,569
Maintenance(1)	1,608	997	5,691	3,498
Services(1)	1,906	790	5,800	3,521

Total cost of revenues	4,980	2,682	16,258	9,588

Gross profit	24,396	22,698	85,287	60,245
Operating expenses(1):
Research and development	5,592	3,966	19,762	14,535
Sales and marketing	16,086	11,898	53,453	36,587
General and administrative	3,495	3,467	13,422	9,453

Total operating expenses	25,173	19,331	86,637	60,575

Income (loss) from operations	(777)	3,367	(1,350)	(330)
Interest income	435	188	857	637
Other income and expense, net	(101)	(41)	(385)	(175)

Income (loss) before provision for income taxes	(443)	3,514	(878)	132
Provision for income taxes	617	97	1,131	389

Net income (loss)	$(1,060)	$3,417	$(2,009)	$(257)

Net income (loss) per common share, basic	$(0.04)	$0.33	$(0.08)	$(0.03)

Net income (loss) per common share, diluted	$(0.04)	$0.13	$(0.08)	$(0.03)

Shares used in computing basic net income (loss) per common share	30,195	10,258	25,936	10,042

Shares used in computing diluted net income (loss) per common share	30,195	27,152	25,936	10,042

(1) Stock-based compensation expense as included in above
Cost of maintenance revenues	44	1	106	3
Cost of services revenues	46	7	115	14
Research and development	416	143	1,356	501
Sales and marketing	773	456	2,685	661
General and administrative	232	81	664	350

ARCSIGHT, INC.
Consolidated Statement of Operations
(GAAP to Non-GAAP Reconciliation)
(In thousands, except per share amounts)
(Unaudited)

	For the Three Months Ended		Fiscal Year Ended
	April 30,	April 30,	April 30,	April 30,
	2008	2007	2008	2007
GAAP net income (loss)	$(1,060)	$3,417	$(2,009)	$(257)
Plus:
a) Stock-based expenses	1,511	688	4,926	1,529
b) Amortization of intangibles	143	130	573	476

Non-GAAP net income	$594	$4,235	$3,490	$1,748

GAAP net income (loss) per common share, basic	$(0.04)	$0.33	$(0.08)	$(0.03)
Plus:
a) Stock-based expenses	0.05	0.07	0.19	0.15
b) Amortization of intangibles	0.01	0.01	0.02	0.05
Non-GAAP net income, basic	$0.02	$0.41	$0.13	$0.17

Non-GAAP net income, diluted	$0.02	$0.16	$0.12	$0.07

Shares used in computing basic net income (loss) per common share	30,195	10,258	25,936	10,042

Shares used in computing diluted net income (loss) per common share	32,535	27,152	28,576	24,026

Use of Non-GAAP Financial Information
In addition to the reasons stated above, which are generally applicable to each of the items ArcSight excludes from its non-GAAP financial measures, ArcSight believes it is appropriate to exclude certain items for the following reasons:
Amortization of Intangibles. When analyzing the operating performance of an acquired entity, ArcSight management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, ArcSight management excludes the GAAP impact of the amortization of acquired intangible assets to its financial results. ArcSight believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting amortization expense associated with acquired intangible assets.
In addition, in accordance with GAAP, ArcSight generally recognizes expenses for internally-developed intangible assets as they are incurred until technological feasibility is reached, notwithstanding the potential future benefit such assets may provide. Unlike internally developed intangible assets, however, and also in accordance with GAAP, ArcSight generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally developed intangible assets and acquired intangible assets. Accordingly, ArcSight believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.
Stock-Based Compensation. When evaluating the performance of its consolidated results, ArcSight does not consider stock-based compensation charges. Likewise, the ArcSight management team excludes stock-based compensation expense from its operating plans. In contrast, the ArcSight management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, ArcSight places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants.
ArcSight believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business. In addition, given its adoption of SFAS 123R, “Share-Based Payment,” beginning in its fiscal year 2007, ArcSight believes that a non-GAAP financial measure that excludes stock-based compensation will facilitate the comparison of its year-over-year results.